UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2011

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-168407	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3625 Cumberland Boulevard, Suite 400, Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 27, 2011, Preferred Apartment Communities, Inc. (the "Company") filed a Current Report on Form 8-K, reporting an event on April 21, 2011, with regard to the acquisition of 100% of the membership interests in PAC Summit Crossing, LLC, a Delaware limited liability company (f/k/a Oxford Summit Partners LLC) ("Oxford Summit"), the fee-simple owner of a 345-unit multifamily apartment community located in suburban Atlanta, Georgia.  The Company hereby amends the Current Report on Form 8-K filed on April 27, 2011, reporting an event on April 21, 2011, to provide the required financial information related to its acquisition of Oxford Summit.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Combined Statements of Revenue and Certain Operating Expenses for the years ended December 31, 2008, 2009 and 2010 are provided on pages F-21 to F-24 of Pre-Effective Amendment No. 8 to the Company's Registration Statement on Form S-11 (File No. 333-168407) and are incorporated herein by reference.

Combined Statement of Revenues and Certain Operating Expenses for the three months ended March 31, 2011 (unaudited)	F-1
Notes to Statement of Revenues and Certain Operating Expenses	F-2

(b)	Pro Forma Financial Information.

Pro forma financial information for the Company is provided on pages F-5 to F-15 of the Company's Current Report on Form 8-K/A filed on June 24, 2011, reporting an event on April 11, 2011, and is incorporated herein by reference.

ACQUIRED PROPERTIES

COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

Three Months Ended
March 31, 2011
(Unaudited)
Revenues
Net Rental Income	$1,545,178
Other Revenue	187,368
Total revenues	1,732,546

Certain operating expenses
Management Fees	51,823
Property Operations & Maintenance	357,026
General & Administrative	87,153
Real Estate Taxes	124,322
Total certain operating expenses	620,324

Revenues in excess of certain operating expenses	$1,112,222

See accompanying notes to financial statements.

Acquired Properties

Notes to Combined Statement of Revenues and Certain Expenses

1.	Organization and Formation

Preferred Apartment Communities, Inc. (the “Company”) was formed as a Maryland corporation on September 18, 2009, and intends to qualify as a real estate investment trust for U.S. federal income tax purposes, or REIT, commencing with the tax year ending December 31, 2011. The Company was formed to acquire multifamily properties in select targeted markets throughout the United States.  The Company completed an initial public offering on April 5, 2011.  Upon completion of the Company's offering transaction, the Company acquired the following two real estate projects ("Acquired Properties").

•
On April 15, 2011 the Company acquired Oxford Rise JV, LLC ("Rise JV"), a Delaware limited liability company, which was formed on March 29, 2007.  Rise JV owns a 216 unit multifamily residential project located in suburban Philadelphia, Pennsylvania.

•
On April 21, 2011 the Company acquired Oxford Summit Partners, LLC ("Oxford Summit"), a Georgia limited liability company, which was formed on July 6, 2005.  Oxford Summit owns a 345 unit multifamily residential project located in suburban Atlanta, Georgia.

Oxford Properties, LLC, a related party, was responsible for the construction and development of both apartment projects.  Williams Residential Management, LLC, a related party, is responsible for the property management at both projects.  The Acquired Properties operations are presented on a combined basis as a result of common management.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying combined statement of revenues and certain expenses include the rental and property operations of the Acquired Properties for the three months ended March 31, 2011.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission for the acquisition of real estate properties.  The combined statement of revenues and certain expenses is not intended to be a complete presentation of the actual operations of the properties for the applicable period, as certain expenses which may not be comparable to the expenses to be incurred in the proposed future operations of the properties have been excluded.  Expenses excluded consist of interest expense on certain loans that will not be assumed by the Company, depreciation, amortization and other expenses not directly related to the proposed future operations of the Acquired Properties.  The Company is not aware of any material factors relating to the properties other than

Acquired Properties

Notes to Combined Statement of Revenues and Certain Expenses

2.	Summary of Significant Accounting Policies (continued)

those discussed that would cause the reported financial information not to be indicative of future operating results.

At March 31, 2011, the occupancies for Rise JV and Oxford Summit were 95% and 93%, respectively.

Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses.  Actual results could differ from those estimates.

Revenue Recognition

Residential properties are leased under operating leases with terms of generally one year or less.  Rental revenues from residential leases, which include periods of free rent and/or scheduled increases in rental rates over the term of the lease, are recognized on a straight-line basis.

Under the terms of residential leases, residents are obliged to reimburse the projects for certain utility usage, principally water and electricity, where the projects are the primary obligor to the local public utility entity.  These utility reimbursements from residents are included in other revenue in the accompanying combined statement of revenues and certain expenses.  The utility reimbursements for the three months ended March 31, 2011 for Rise JV was $50,142 and for Oxford Summit was $36,781.

Operating Expenses

Operating expenses represent the direct expenses of operating the properties and consist primarily of payroll, utilities, repairs and maintenance, insurance, property taxes and other operating expenses that are expected to continue in the proposed future operations of the properties.

Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources, are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.  Legal costs incurred in connection with loss contingencies are expensed as incurred.  There is no material litigation nor to management’s knowledge is any material litigation currently threatened against the properties other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.

Acquired Properties

Notes to Combined Statement of Revenues and Certain Expenses

2.	Summary of Significant Accounting Policies (continued)

Unaudited Interim Financial Information

The combined statement of revenues and certain expenses for the three months ended March 31, 2011 is unaudited.  In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial information for this interim period have been included.  The revenues and certain expenses for any interim period are not necessarily indicative of results for other interim periods or the full year.

3.	Related Party Transactions

Under the provisions of the Operating Agreements, an affiliate of the Company, Williams Residential Management, LLC, is responsible for the management of the Acquired Properties.

The management fee is based on 3% of monthly gross rental income, but never less than $16 per unit.  Williams Residential Management, LLC also received payroll reimbursements related to management services.  The payroll reimbursements are included in the property operations and maintenance expense of the combined statement.  In connection with this activity, affiliates earned fees and received expense reimbursements as follows:

Three Months Ended March 31, 2011 (Unaudited)

Management fees	$51,823
Payroll reimbursements	$170,610

4.	Subsequent Events

Management has evaluated all events and transactions that occurred after March 31, 2011 through June 30, 2011, the date which the statements were available to be issued, and noted no items requiring adjustment of the statements or additional disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: June 30, 2011	By:	/s/ John A. Williams
John A. Williams
President and Chief Executive Officer